                              CLAYMORE UNIT TRUSTS

PROSPECTUS SUPPLEMENT DATED NOVEMBER 1, 2004

     Broker-dealers and other firms that sell units of certain Claymore unit trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable trust's prospectus. The additional concession is based on total sales of eligible Claymore unit trusts during a calendar quarter as set forth in the following table:

                                                           ADDITIONAL
                                                     VOLUME CONCESSION (as a
              PRIMARY OFFERING                      percentage of the value of
    PERIOD SALES DURING CALENDAR QUARTER           units sold over $3 million)
    ------------------------------------           ---------------------------
  $0 but less than $3 million                                    0
  $3 million but less than $20 million                         0.05%
  $20 million or more                                          0.10%

Eligible unit trusts include all Claymore unit trusts, other than IQ/Claymore municipal portfolios, sold in the primary market. Dealer firms will not receive additional compensation for the first $3 million sold in units during a calendar quarter. For example, if a dealer firm sells $4 million of eligible units in a calendar quarter, the dealer firm will receive additional compensation of 0.05% of $1 million. Also, if a dealer firm sells $26 million of eligible units in a calendar quarter, the dealer firm will receive additional compensation of 0.10% of $23 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions.

For the initial quarterly period of the volume concession program (November 1, 2004 through December 31, 2004), the amount of primary market sales required to qualify for a volume concession and the applicable volume concession will be prorated to account for the abbreviated measuring period. Claymore reserves the right to modify or terminate the volume concession program at any time.

                       Please retain for future reference.